SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2018 (August 7, 2018)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 7, 2018, the Board of Directors (the “Board”) of the Company appointed Mary Lake Polan, M.D., Ph.D., M.P.H to the Board.

There were no arrangements or understandings between Dr. Polan and any other persons, pursuant to which Dr. Polan was selected as a director.

Dr. Polan will be compensated in accordance with the Company’s previously disclosed compensation arrangement for non-employee directors, which will be applied specifically to the timing of her situation as follows:

•
She will be paid a $25,000 annual fee (the “Annual Fee”) in semi-annual payments, beginning on August 7, 2018 and continuing on each subsequent January 1 and July 1 on which she is still serving as a director, with the first payment prorated for the period from August 7 through December 31.

•	She will receive a $1,000 fee for each Board meeting attended in person and a $500 fee for each Board meeting attended telephonically.
•	She will receive a $500 fee for attendance at each meeting of each Board committee of which she is a member. Committee memberships have not been determined for Dr. Polan at this time.
•
On August 7, 2018 (the date on which she became a director), she received stock options to acquire, subject to vesting, 46,875 shares of the Company’s common stock, with an exercise price equal to the “Close/Last” price as reported by NASDAQ on August 7, 2018. Stock options to acquire 9,375 shares became exercisable on August 7, 2017, and stock options to acquire an additional 9,375 shares become exercisable on August 7 of each of the following four succeeding years if and to the extent she is still a director on such vesting date.

Dr. Polan was appointed by the Board to serve until the next meeting of the Company's stockholders at which directors will be elected by the stockholders, and will be eligible for nomination and election at that time.

ITEM 8.01.	OTHER EVENTS.

On August 8, 2018, the Company issued a press release titled “Chembio Diagnostics Appoints Dr. Mary Lake Polan to its Board of Directors”. A copy of the press release is provided herewith as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.
99.1	Press Release, dated August 8, 2018, titled “Chembio Diagnostics Appoints Dr. Mary Lake Polan to its Board of Directors”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

August 13, 2018	Chembio Diagnostics, Inc.

	By:	/s/ John J. Sperzel III
John J. Sperzel III
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated August 8, 2018, titled “Chembio Diagnostics Appoints Dr. Mary Lake Polan to its Board of Directors”.